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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------



                                    FORM 8-K




     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported): JULY 15, 1997 (July 10, 1997)


                      GLENBOROUGH REALTY TRUST INCORPORATED
                          (Exact name of Registrant as
                            Specified in its Charter)

                                    MARYLAND
                          (State or Other Jurisdiction
                                of Incorporation)

                                    001-14162
                            (Commission File Number)

                                   94-3211970
                        (IRS Employer Identification No.)


                      400 SOUTH EL CAMINO REAL, SUITE 1100
                               SAN MATEO, CA 94402
                                 (415) 343-9300
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code, of Registrant's Principal Executive Offices)





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Item 5.  OTHER EVENTS.

         On July 10, 1997, Glenborough Realty Trust Incorporated (the "Company") priced its offering of 7,245,000 shares (the "Shares") of its Common Stock (including an over-allotment option of 945,000 shares) at $22.625 per share. Attached hereto as exhibits to this Current Report on Form 8-K is the (i) Underwriting Agreement dated as of July 10, 1997 among the Company and Glenborough Properties, L.P., on the one hand, and Bear Stearns & Co., Inc., Robertson, Stephens and Company LLC, Salomon Brothers Inc. and Jefferies & Company, Inc., on the other hand, relating to the issuance of the Shares; (ii) an opinion of counsel relating to the Shares; (iii) an opinion of counsel relating to the tax status of the Company; and (iv) the Prospectus Supplement of the Company dated July 10, 1997.

Item 7.  Exhibits

         1.1      Underwriting Agreement

         5.1      Opinion of Counsel (relating to the Common Stock)

         8.1      Opinion of Counsel (relating to the tax status of the Company)

         99.0     Prospectus Supplement of the Company dated July 10, 1997.

















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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             GLENBOROUGH REALTY TRUST
                                             INCORPORATED




July 14, 1997                                By:  /s/ Terri Garnick
                                                ----------------------
                                                Terri Garnick
                                                Senior Vice President,
                                                Chief Accounting Officer,
                                                Treasurer
                                                (Principal Accounting Officer)











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                                  EXHIBIT INDEX


                                                                                                   SEQUENTIALLY
      EXHIBIT                                DESCRIPTION                                           NUMBERED PAGE
--------------------    -------------------------------------------------------------------     -------------------------
        1.1             Underwriting Agreement                                                            ____
        5.1             Opinion of Morrison & Foerster (relating to the Common Stock)                     ____
        8.1             Opinion of Morrison & Foerster (relating to the tax status of the                 ____
                        Company)
       99.0             Prospectus Supplement of the Company dated July 10, 1997                          ____















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